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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       January 26, 2006
                                                       (January 24, 2006)
                                                  -----------------------------


                             RURBAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Ohio                          0-13507               34-1395608
              ----                          -------               ----------
  (State or other jurisdiction            (Commission           (IRS Employer
of incorporation or organization)         File Number)       Identification No.)



                    401 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)

                                 (419) 783-8950
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02.  Results of Operations and Financial Condition

         On January 24, 2006, Rurban Financial Corp. (the "Company") hosted a conference call and webcast to discuss its results for the fiscal year and fourth quarter ended December 31, 2005. A copy of the transcript of the conference call and webcast is furnished as Exhibit 99 and is incorporated herein by reference.

         The information in this Item 2.02, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as otherwise stated in such filing.


Item 9.01.  Financial Statements and Exhibits

(a)   Financial statements of business acquired - Not Applicable

(b)   Pro forma financial information - Not Applicable

(c)   Exhibits


   Exhibit No.                        Description
   -----------                        -----------

       99 Transcript of conference call and webcast conducted on January 24, 2006



   [Remainder of page intentionally left blank; signature on following page.]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RURBAN FINANCIAL CORP.


Dated:  January 26, 2006                    By: /s/ Duane L. Sinn
                                                ------------------------
                                                Duane L. Sinn
                                                Chief Financial Officer



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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                             Dated January 26, 2006

                             Rurban Financial Corp.



Exhibit No.                          Description
-----------                          -----------

   99 Transcript of conference call and webcast conducted on January 24, 2006




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